Virtus Newfleet Low Duration Income Fund,

a series of Virtus Opportunities Trust

Supplement dated November 30, 2018, to the Summary Prospectus and to the Virtus Opportunities Trust Statutory Prospectus,

each dated January 28, 2018, as supplemented

Important Notice to Investors

Effective December 1, 2018, Virtus Investment Advisers, Inc., the fund’s investment adviser, will implement a reduced advisory fee schedule for Virtus Newfleet Low Duration Income Fund. Accordingly, the fund’s prospectuses will be updated as described below.

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes will be replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class T
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.33%(b)	0.30%(b)	0.31%(b)	0.33%(c)
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(d)	0.99%	1.71%	0.72%	0.99%
Less: Expense Reimbursement(e)	(0.23%)	(0.20%)	(0.21%)	(0.23%)
Total Annual Fund Operating Expenses After Expense Reimbursement(d)(e)	0.76%	1.51%	0.51%	0.76%
(b)	Restated to reflect certain contract and expense allocation changes.
(c)	Estimated for current fiscal year, as annualized.
(d)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(e)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.75% for Class A Shares, 1.50% for Class C Shares, 0.50% for Class I Shares and 0.75% for Class T Shares through January 31, 2020. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years after the date on which incurred or waived.

Under “Fees and Expenses”, the “Example” table will be replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$301	$511	$738	$1,390
Class C	Sold	$254	$519	$909	$2,003
	Held	$154	$519	$909	$2,003
Class I	Sold or Held	$52	$209	$380	$875
Class T	Sold or Held	$326	$535	$762	$1,412

Under “Management Fees” beginning on page 183 of the fund’s statutory prospectus, the management fee schedule shown for the fund will be replaced with the following:

	First $2 billion	$2+ billion
Virtus Newfleet Low Duration Income Fund	0.40%	0.375%

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/LDI NewAdvisoryFee (11/18)

Virtus Newfleet Low Duration Income Fund,

a series of Virtus Opportunities Trust

Supplement dated November 30, 2018 to the Statement of

Additional Information (“SAI”) dated January 28, 2018, as supplemented

Important Notice to Investors

Effective December 1, 2018, Virtus Investment Advisers, Inc., the fund’s investment adviser, will implement a reduced advisory fee schedule for Virtus Newfleet Low Duration Income Fund. Accordingly, the fund’s SAI will be updated as described below.

Under the heading “Investment Advisory Agreement and Expense Limitation Agreement” in the section “Investment Advisory and Other Services” beginning on page 88 of the fund’s SAI, the investment advisory fee schedule shown for the fund will be replaced with the following:

	First $2 billion	$2+ billion
Virtus Newfleet Low Duration Income Fund	0.40%	0.375%

Investors should retain this supplement with the SAI for future reference.

VOT 8020B SAI/LDI NewAdvisoryFee (11/18)